Exhibit 10.37

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SECOND AMENDMENT TO THE
SATELLITE CAPACITY LEASE

This Second Amendment, effective as of March 13, 2008 (“Effective Date”) hereby amends the Satellite Capacity Lease that was entered into by and between COLORADO SATELLITE BROADCASTING, INC. a Colorado Corporation (“Network”) and TRANSPONDER ENCRYPTION SERVICES CORPORATION (“TESC”) as of the 24th day of October, 2006, as amended (collectively, the “Agreement”).  Except as otherwise indicated herein, capitalized terms used in this Second Amendment shall have the same meaning as set forth in the Agreement.

In consideration of the mutual covenants set forth herein, and for other valuable consideration, the sufficiency of which is hereby acknowledged, Network and TESC agree as fellows:

1.                                       Amendments to Agreement.  The following provisions amend certain provisions set forth in the Agreement and shall govern the parties’ relationship with respect to the Agreement.

Section 3.1.2 “Rent” is hereby amended by deleting the two references to [***] in subsections (a) and (b) and replacing the same with [***].

Exhibit A “Programming Schedule” is hereby amended by deleting the second numbered paragraph that currently states, “2. The [***] Channel which has an [***] rating” and replacing such paragraph with, “2. The [***] Channel which has an [***] rating.”

2.                                       All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Second Amendment, in which case the provisions of this Second Amendment shall prevail.  Subject to the foregoing, this Second Amendment and the Agreement (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one and the same document, and references in the Agreement to the “Agreement” shall be deemed to refer to the Agreement as amended by this Second Amendment

ACCEPTED AND AGREED:

TRANSPONDER ENCRYPTION		COLORADO SATELLITE
SERVICES CORPORATION		BROADCASTING, INC.

By:	/s/ Mark Jackson	By:	/s/ Ira Bahr
Name:	Mark Jackson	Name:	Ira Bahr
Title:	President ETC	Title:	COO